Exhibit 99.1

MAX CAPITAL GROUP REAFFIRMS PRIOR DISCLOSURE AS CORRECT; ASSERTS THAT

MOST RECENT VALIDUS PRESS RELEASE IS BOTH INCORRECT AND MISLEADING

Max Confirms that It Provides IPC Shareholders with 29% More Tangible Book Value per Share than Validus

HAMILTON, Bermuda, Apr. 6, 2009—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today confirmed that the calculations of diluted book value per IPC share and diluted tangible book value per IPC share included in Max’s April 2, 2009 letter to the Board of Directors of IPC Holdings, Ltd. (“IPC”) are true and correct. Max has consulted with its financial advisors and SEC counsel.

In a press release dated April 5, 2009, Validus alleged that Max had made a “substantial error” in its calculation of “pro forma” tangible book value under the proposed terms of Validus’s unsolicited takeover of IPC. However, Validus’s allegation is incorrect and misleading. The calculations that Max presented accurately represent what an IPC shareholder would receive on a stand alone basis from either Max or Validus, without giving effect to what IPC itself contributes to a transaction. The Max presentation allows IPC shareholders to compare the value received under each transaction on an “apples-to-apples” basis. Max believes this is an important measure in comparing the value received today by an IPC shareholder under the agreement with Max and the proposed Validus transaction. The pro forma calculations Validus is utilizing include the additional benefit derived from issuing Validus’ shares to purchase IPC at a discount to book value.

“One has to question whether the IPC shareholders are being well served by the non-substantive claims being initiated by Validus. They have made certain statements that completely misrepresent and falsely characterize the information presented by Max. Since Validus initially made its below book value, unsolicited takeover offer for IPC, it has demonstrated a lack of understanding of what is important to the shareholders of IPC in allowing them to assess the relative value being delivered by Max versus Validus,” stated W. Marston (Marty) Becker, Max Chairman and CEO.

The facts presented in Max’s April 2, 2009 letter to IPC have not changed and are clear:

(i)	Max delivers to IPC $33.83 of diluted tangible book value per IPC share - a 29.2% premium versus $26.19 delivered by Validus, and

(ii)	Max delivers to IPC $34.93 of diluted book value per IPC share - a 23.2% premium versus $28.35 delivered by Validus.

As noted above, these figures represent the book value per IPC share being delivered to IPC’s shareholders on a standalone basis, without giving effect to what IPC itself contributes to a transaction.

The conclusion remains clear—a combination with Max provides greater underlying value to IPC’s shareholders today, with true diversification of underwriting exposures and without an over-concentration in short-tail catastrophe oriented business, and will result in greater upside for IPC shareholders as compared to the hostile takeover proposal by Validus.

Max continues to believe that Validus has not presented a Superior Proposal, nor one that can be reasonably expected to lead to a Superior Proposal (as such term is defined in the IPC/Max Plan of Amalgamation dated March 1, 2009).

Additional details on the Max calculations referred to above are posted on the Company’s website: www.maxcapgroup.com.

Max Capital Group Ltd., through its operating subsidiaries, provides specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

This press release includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the joint proxy statement/prospectus of IPC and Max that has been filed with the Securities Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this press release.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT:

This press release relates to a business combination transaction between IPC and Max. On March 27, 2009, IPC and Max filed with the SEC a registration statement on Form S-4, including the preliminary joint proxy statement/prospectus constituting a part thereto. This press release is not a substitute for the joint proxy statement/prospectus or any other documents which IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED, OR THAT WILL BE FILED, WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their respective directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed transaction. Information about IPC’s and Max’s directors and executive officers is available in IPC’s and Max’s proxy statements, dated April 29, 2008 and March 19, 2008, respectively for their 2008 annual meetings of shareholders.

Contacts

Susan Spivak Bernstein	Roanne Kulakoff Peter Hill
Senior Vice President	Kekst and Company
susan.spivak@maxcapservices.com	roanne-kulakoff@kekst.com peter-hill@kekst.com
1-212-898-6640	1-212-521-4837 1-212-521-4859

Materials Prepared For: IPC Holdings Board of Directors Creating a World Class Specialty Insurer and Reinsurer April 6, 2009

2 2
INFORMATION CONCERNING FORWARD LOOKING
STATEMENTS AND CERTAIN OTHER INFORMATION
These materials include statements about future economic performance, finances, expectations, plans and prospects of both IPC
Holdings, Ltd. ("IPC") and Max Capital Group Ltd. ("Max") that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the joint proxy statement/prospectus of IPC and Max that has been filed with the Securities Exchange Commission ("SEC") under "Risk Factors," many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
These materials contain certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as "believes," "anticipates," "intends," "expects" and similar statements of a future or forward looking nature.
In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in these materials should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-
exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in these materials.

3 3
INFORMATION CONCERNING FORWARD LOOKING
STATEMENTS AND CERTAIN OTHER INFORMATION
    ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT:
This material relates to a business combination transaction between IPC and Max. On March 27, 2009, IPC and Max filed with the SEC a registration statement on Form S-4, including the preliminary joint proxy statement/prospectus constituting a part thereto. This material is not a substitute for the joint proxy statement/prospectus or any other documents which IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY
HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER
RELEVANT DOCUMENTS FILED, OR THAT WILL BE FILED, WITH THE SEC, INCLUDING THE
DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE
REGISTRATION STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL
CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice
President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts,
Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-
8800, in the case of Max’s filings.
PARTICIPANTS IN THE SOLICITATION:
IPC and Max and their respective directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed transaction. Information about IPC’s and Max’s directors and executive officers is available in IPC’s and
Max’s proxy statements, dated April 29, 2008 and March 19, 2008, respectively for their 2008 annual meetings of shareholders.

4
Max provides IPC shareholders with more book value for every share of IPC
IPC shareholders will have greater upside in a merger with Max
Max Provides IPC More Value
Diluted Tangible Book Value per IPC Share
Diluted Book Value per IPC Share
Max delivers 29.2% more value to IPC’s
shareholders vs. Validus
Max delivers 23.2% more value to IPC’s
shareholders vs. Validus
$26.19
$33.83
$20.00
$25.00
$30.00
$35.00
$40.00
Max Validus
$34.93
$28.35
$20.00
$25.00
$30.00
$35.00
$40.00
Max Validus
Note: See footnotes for book value per share calculations included herein.
Figures as of December 31, 2008
As previously presented by Max on April 2, 2009

5
A Stand Alone Comparison of Relative Value
Diluted Book Value Per Share Delivered to IPC
Max calculates the stand alone book values
delivered to IPC, an important measure in
comparing the value received by an IPC
shareholder
Validus incorrectly compared stand alone values
to “pro-forma” values for a combination, which
adds the value that IPC brings to Validus as IPC
is acquired at a discount to book value
Each company's stand alone diluted book values
and transaction exchange ratio drives the value
delivered to IPC
Book value and tangible book value are key
valuation drivers for the industry
Value
Value Transaction Ratio Per Delivered
12/31/08 Exchange Ratio IPC Share to IPC
Diluted tangible book value per IPC share
Max $21.75 0.6429x 1.5555x $33.83
Validus $21.76 1.2037x 1.2037x $26.19
Diluted book value per IPC share
Max $22.46 0.6429x 1.5555x $34.93
Validus $23.55 1.2037x 1.2037x $28.35

6
Calculation As Stated Difference Calculation As Stated Difference
by Max by VR (Max vs. VR) by Max by VR (Max vs. VR)
Shares outstanding
Basic shares
55,805,790
(7)
55,805,790
(7)
75,624,697
(13)
75,624,697
(13)
Warrants
635,728
(8)
4,735,125
(8)
2,856,884
(13)
8,680,149
(13)
Stock options 120,685
(9)
1,843,263
(9)
848,758
(13)
2,799,938
(13)
Restricted stock awards
447,195
(9)
2,468,826
(9)
2,986,619
(13)
2,986,619
(13)
Diluted shares outstanding
(1)
57,009,398 64,853,004 82,316,958 90,091,403
Book value per share
Total shareholders' equity $1,280,331
(10)
$1,280,331
(10)
$1,938,734
(13)
$1,938,734
(13)
Book value per share
(2)
$22.94 $22.94 $0.00 $25.64 $25.64 $0.00
Diluted book value per share
Total shareholders' equity $1,280,331
(10)
$1,280,331
(10)
$1,938,734
(13)
$1,938,734
(13)
Proceeds from exercise of
Warrants
(3)
0 72,589 0 152,316
Stock options
(3)
0 40,994 0 51,043
Diluted book value $1,280,331 $1,393,915 $1,938,734 $2,142,093
Diluted book value per share
(4)
$22.46
(11)
$21.49 $0.96 $23.55 $23.78 $(0.22)
Tangible book value per share
Total shareholders' equity $1,280,331
(10)
$1,280,331
(10)
$1,938,734
(13)
$1,938,734
(13)
Goodwill and other intangible assets (40,488)
(12)
(40,488)
(12)
(147,610)
(14)
(147,610)
(14)
Total tangible shareholders' equity $1,239,843 $1,239,843 $1,791,124 $1,791,124
Tangible book value per share
(5)
$22.22 $22.22 $0.00 $23.68 $23.68 $0.00
Diluted tangible book value per share
Diluted book value $1,280,331 $1,393,915 $1,938,734 $2,142,093
Goodwill and other intangible assets (40,488)
(12)
(40,488)
(12)
(147,610)
(14)
(147,610)
(14)
Diluted tangible book value $1,239,843 $1,353,427 $1,791,124 $1,994,483
Diluted tangible book value per share
(6)
$21.75 $20.87 $0.88 $21.76 $22.14 ($0.38)
Calculation of Book Value Per Share
VR Book Value MXGL Book Value
As of December 31, 2008

7
Footnotes
Note: Book value per share, diluted book value per share, tangible book value per share, and diluted tangible book value per share are all “non-GAAP financial measures” as defined in Regulation G
1.
Validus calculations based on the gross amount (“as-if-converted”) of all warrants, options and restricted shares outstanding as of the 12/31/2008 balance sheet date. Max calculations based on treasury stock method for warrants and stock options; and includes all restricted stock and RSUs outstanding as of the 12/31/2008 balance sheet date
2.
Shareholders’ equity divided by common shares outstanding
3.
Validus calculations using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding. Max calculations based on treasury stock method, assuming the proceeds received upon exercise of warrants and stock options are used to repurchase shares at the 12/31/2008 closing market price
4.
Diluted book value divided by diluted shares outstanding as of the 12/31/2008 balance sheet date
5.
Tangible shareholders’ equity divided by common shares outstanding as of the 12/31/2008 balance sheet date
6.
Diluted tangible book value divided by diluted shares outstanding as of the 12/31/2008 balance sheet date
7.
Common shares outstanding as of 12/31/08 per the MXGL Consolidated Balance Sheet contained within the Max 2008 Form 10-K filed 2/19/2009
8.
Note 12 in the Max 2008 Form 10-K filed 2/19/2009 Notes to the Consolidated Financial Statements. Max calculations based on treasury stock method
9.
Note 13 in the Max 2008 Form 10-K filed 2/19/2009 Notes to the Consolidated Financial Statements. Max calculations based on treasury stock method for stock options. Max’s calculation includes 2,021,631 non-vested restricted stock awards in basic shares outstanding
10.
Per the MXGL Consolidated Balance Sheet included in the 2008 Form 10-K filed 2/19/2009
11.
As disclosed in Max’s fourth quarter 2008 earnings press release
12.
Note 5 in the Max 2008 Form 10-K filed 2/19/2009 Notes to the Consolidated Financial Statements
13.
Based on page 6 of the Validus Investor Financial Supplement as of 12/31/2008 filed 2/12/09
14.
Validus Consolidated Balance Sheet per Page F-1 of the Validus 2008 Form 10-K filed 2/27/2009